UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On December 8, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended November 30, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.15)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: December 8, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.15	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended November 30, 2003.

Exhibit 99.15

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	David Bigelow Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS NOVEMBER OPERATIONAL DATA

– SERVICING PORTFOLIO SETS NEW BENCHMARK AT $631 BILLION –

– LOAN FUNDINGS YEAR-TO-DATE REACH $410 BILLION –

CALABASAS, CA (December 8, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended November 30, 2003. Operational highlights for November included the following:

  The servicing portfolio continued its uninterrupted climb to $631 billion, an increase of 2 percent over last month, and 45 percent greater than November 2002. Year-to-date, the servicing portfolio has grown by $179 billion.
  As a result of a shortened month and holiday-influenced home-buying seasonality, loan fundings for the month of November declined from the prior month to $22 billion. Nonetheless, daily funding volume remained strong at $1.2 billion, and year-to-date funding volume rose to $410 billion, exceeding calendar 2002 results by 63 percent.
  Monthly purchase fundings remained strong at $10 billion, up 27 percent over November 2002, and accounted for 44 percent of total funding volume. Year-to-date purchase production reached $118 billion, 36 percent greater than full-year 2002 volume.
  Demand for less interest-rate sensitive products such as adjustable-rate, home equity and subprime loans continues to be strong. Collective volume reached $12 billion for the month, more than double the combined amount produced in November 2002.
-	Adjustable-rate loan production of $8.5 billion accounted for 38 percent of monthly fundings, an increase of 125 percent over the prior year period. Year-to-date volume reached $82 billion, $46 billion greater than the total amount produced in calendar 2002.

-	Home equity loan fundings of $1.6 billion were 52 percent higher than the prior year period, and year-to-date volume reached $16 billion.

  Average daily application volume remained sound at $1.5 billion, and the mortgage pipeline decreased over the prior month to $39 billion.

(more)

2-2-2

  Corresponding to lower production levels, securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, declined to $197 billion. Year-to-date trading volume reached $2.7 trillion, 34 percent more than full-year 2002 results.
  Total assets at Countrywide Bank, a division of Treasury Bank, NA, rose 4 percent over the prior month to $18 billion.
  Net earned premiums at the Insurance carriers – Balboa Life & Casualty and Balboa Reinsurance – rose 29 percent over the prior year period to $67 billion. Year-to-date net earned premiums reached $668 million, 19 percent more than that earned in calendar 2002.
  Sub-servicing volume at Global Home Loans reached $103 billion, an increase of 3 percent over the prior month and 17 percent higher than November 2002.

“November results reflected a continuing transition in market conditions,” said Stanford L. Kurland, Chief Operating Officer. “As prepayment activity slowed, our macro-hedge once again proved effective, generating servicing portfolio growth to $631 billion. Declining refinance activity, combined with a shortened 19 working-day month and anticipated seasonal impact on purchase fundings, resulted in a smaller overall market. Despite these factors, Countrywide’s production operations showed continued strength, highlighted by $22 billion in total fundings and $10 billion in purchase volume.

“Looking forward to 2004, Countrywide is well-positioned to succeed in an anticipated smaller origination market,” Kurland concluded. “Continued focus on the purchase market, in conjunction with increased profitability from the servicing portfolio and strong contributions from our Diversified Businesses, are expected to pave the way for a successful transition to a market less dominated by refinancing and support continued strong performance in 2004.”

(more)

3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                            November         November
                                                              2003             2002          Year-to-Date
                                                          -------------    --------------   ---------------

MORTGAGE BANKING
----------------
     Production
        Average Daily Loan Applications                         $1,479            $2,196            $2,260
        Total Mortgage Loan Pipeline (loans in process)        $38,841           $54,776

        Consumer Markets Divisions' Fundings                    $6,954            $7,714          $104,481
        Wholesale Lending Division Fundings                      4,725             7,546            86,309
        Correspondent Lending Division Fundings                  8,598            15,327           185,558
        Capital Markets Fundings                                   829             1,449            20,711
        Treasury Bank Fundings (2)                               1,100               174            12,656
                                                          ------------- -- --------------   ---------------
             Total Loan Fundings                               $22,206           $32,210          $409,715

     Purchase Fundings (3)                                      $9,852            $7,749          $117,665
     Non-purchase Fundings (3)                                 $12,354           $24,461          $292,050

     Government Fundings                                        $1,370            $1,865           $23,060
     ARM Fundings                                               $8,487            $3,771           $82,145
     Home Equity Fundings                                       $1,620            $1,065           $16,298
     Subprime Fundings                                          $2,029            $1,032           $17,570

     Loan Closing Services (units)
        Credit Reports                                         420,843           437,052         6,130,828
        Flood Determinations                                   173,044           237,244         2,912,102
        Appraisals                                              44,475            52,369           634,456
        Automated Property Valuation Services                  314,886           260,655         3,648,504
        Other                                                    9,741            11,860           131,888
                                                          ------------- -- --------------   ---------------
               Total Units                                     962,989           999,180        13,457,778

     Servicing (4)
        Volume                                                $631,470          $435,331
        Units                                                5,001,743         3,870,047
        Subservicing Volume (5)                                $13,671           $11,284
        Prepayments in Full                                    $11,403           $16,913          $220,837
        Bulk Servicing Acquisitions                               $144              $747            $5,889
        Portfolio Delinquency (%) - CHL (6)                      3.90%             4.57%
        Foreclosures Pending (%) - CHL (6)                       0.43%             0.57%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                              November           November
                                                                2003               2002           Year-to-Date
                                                            -------------     ---------------    ----------------

INSURANCE
---------
Net Premiums Earned
   Carrier                                                           $54                 $43                $552
   Reinsurance                                                       $13                  $9                $116

CAPITAL MARKETS
---------------
   Securities Trading Volume (7)                                $196,586            $196,180          $2,679,324

BANKING
-------
   Assets held by Treasury Bank (billions)                         $17.7                $5.3

Global Home Loans
-----------------
   GHL Subservicing Volume (billions)                               $103                 $88

Working Days                                                          19                  20                 231
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                             YTD
                                            Nov-02   Dec-02   Jan-03   Feb-03   Mar-03    Apr-03    May-03    Jun-03    Jul-03    Aug-03    Sep-03    Oct-03   Nov-03       Total
                                            ------   ------   ------   ------   ------    ------    ------    ------    ------    ------    ------    ------   ------       -----
   MORTGAGE BANKING
   ----------------
       Loan Production
         Working Days                            20       21       21      19        21        22        21        21        22        21        21        23      19            231
         Average Daily Applications          $2,196   $1,870   $2,001  $2,192    $2,687    $2,286    $3,190    $3,243    $2,529    $1,808    $1,858    $1,564  $1,479         $2,260
         Mortgage Loan Pipeline
   (loans-in-process)                       $54,776  $49,121  $48,218  $49,347  $59,005   $56,516   $74,086   $82,490   $70,377   $53,576   $47,182   $42,650  $38,841

         Consumer Markets Divisions'
   Fundings                                  $7,714   $8,190   $7,284  $7,273    $8,971   $10,251    $9,486   $11,478   $12,911   $12,283    $9,392    $8,198  $6,954       $104,481
         Wholesale Lending Division
   Fundings                                  $7,546   $8,351   $7,508  $6,841    $8,896    $9,721    $8,481   $10,517   $10,531    $7,222    $5,632    $6,235  $4,725        $86,309
         Correspondent Lending Division
   Fundings                                 $15,327  $17,613  $17,489  $15,203  $17,130   $19,644   $18,484   $22,749   $24,258   $17,870   $13,225   $10,908  $8,598       $185,558
         Capital Markets Fundings            $1,449     $903   $1,120  $1,040    $1,914    $1,357    $1,897    $2,231    $2,884    $2,059    $3,066    $2,314    $829        $20,711
         Treasury Bank Fundings (1)            $174     $176     $274    $516      $944    $1,277    $1,174    $1,463    $1,255    $1,541    $1,802    $1,310  $1,100        $12,656
                                           --------- -------- -------- ------- --------- --------- --------- --------- --------- --------- --------- --------- -------    -----------
             Total Loan Fundings            $32,210  $35,233  $33,675  $30,873  $37,855   $42,250   $39,522   $48,438   $51,839   $40,975   $33,117   $28,965  $22,206      $409,715

         Purchase Fundings (2)               $7,749   $8,757   $7,766  $6,629    $9,513    $9,576   $10,183   $13,138   $13,352   $12,571   $12,719   $12,366  $9,852       $117,665
         Non-purchase Fundings (2)          $24,461  $26,476  $25,909  $24,244  $28,342   $32,674   $29,339   $35,300   $38,487   $28,404   $20,398   $16,599  $12,354      $292,050

         Government Fundings                 $1,865   $1,977   $1,683  $1,614    $1,984    $2,296    $2,251    $2,700    $2,790    $2,505    $2,093    $1,774  $1,370        $23,060
         ARM Fundings                        $3,771   $4,223   $3,976  $4,018    $5,839    $6,739    $6,369    $7,378    $8,580   $10,011   $10,072   $10,676  $8,487        $82,145
         Home Equity Fundings                $1,065   $1,167   $1,106  $1,096    $1,280    $1,445    $1,375    $1,553    $1,694    $1,697    $1,680    $1,752  $1,620        $16,298
         Subprime Fundings                   $1,032   $1,169   $1,114    $901    $1,308    $1,208    $1,608    $1,440    $1,726    $1,654    $2,158    $2,424  $2,029        $17,570

       Loan Closing Services (units):
         Credit Reports                     437,052  385,059  507,283  473,292  611,346   583,797   696,983   701,809   624,949   492,787   499,431   518,308  420,843     6,130,828
         Flood Determinations               237,244  221,390  258,705  249,014  286,471   271,860   330,951   359,226   308,255   234,552   222,890   217,134  173,044     2,912,102
         Appraisals                          52,369   51,813   52,008  48,472    63,395    61,060    60,867    70,187    68,677    60,025    51,507    53,783  44,475        634,456
         Automated Property Valuation
   Services                                 260,655  202,529  164,795  177,317  324,231   331,797   412,313   397,954   416,691   349,978   358,983   399,559  314,886     3,648,504
         Other                               11,860   14,094   12,302  11,856    13,096    12,494    12,275    11,541    12,791    12,566    11,769    11,457   9,741        131,888
                                           --------- -------- -------- ------- --------- --------- --------- --------- --------- --------- --------- --------- -------    -----------
                                            999,180  874,885  995,093  959,951 1,298,539 1,261,008 1,513,389 1,540,717 1,431,363 1,149,908 1,144,580 1,200,241 962,989    13,457,778
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                               YTD
                                          Nov-02    Dec-02     Jan-03    Feb-03    Mar-03   Apr-03    May-03    Jun-03    Jul-03    Aug-03     Sep-03    Oct-03    Nov-03     Total
                                          ------    ------     ------    ------    ------   ------    ------    ------    ------    ------     ------    ------    ------     -----
    MORTGAGE BANKING (continued)
    ----------------------------
        Servicing (3)
          Volume                         $435,331   $452,405  $469,152  $484,193  $502,079  $519,872 $537,198  $559,124  $576,670   $591,905  $606,095  $621,000  $631,470
          Units                          3,870,047 3,970,896  4,071,413 4,164,020 4,265,322 4,369,4504,467,789 4,587,387 4,678,947 4,760,141  4,834,943 4,923,935 5,001,743

          Subservicing Volume (4)         $11,284    $11,138   $10,998   $11,040   $10,957  $11,464   $11,739   $11,518   $11,645    $11,483   $11,446   $11,921   $13,671

          Prepayments in Full             $16,913    $16,788   $15,568   $15,896   $18,588  $23,689   $21,249   $24,069   $33,361    $25,236   $17,463   $14,315   $11,403   $220,837

          Bulk Servicing Acquisitions        $747       $102      $685      $713      $180     $386      $348      $321      $345       $341      $581    $1,845      $144     $5,889

          Portfolio Delinquency - CHL
    (5)                                     4.57%      4.62%     4.24%     4.11%     3.77%    3.82%     3.82%     3.79%     3.78%      3.77%     3.81%     3.54%     3.90%
          Foreclosures Pending - CHL
    (5)                                     0.57%      0.55%     0.55%     0.57%     0.53%    0.50%     0.49%     0.47%     0.46%      0.46%     0.45%     0.50%     0.43%

    INSURANCE
    ---------
      Net Premiums Earned
        Carrier                               $43        $49       $51       $44       $48      $40       $50       $47       $54        $55       $50       $59       $54       $552
        Reinsurance                            $9         $8        $9        $9       $10      $10       $11       $10       $11        $11       $11       $11       $13       $116

    CAPITAL MARKETS
    ---------------
        Securities Trading Volume (6)    $196,180   $178,588  $212,338  $186,263  $241,436  $238,706 $278,016  $295,132  $326,751   $255,513  $240,154  $208,429  $196,586  $2,679,324

    BANKING
    -------
        Assets held by Treasury Bank
    (billions)                               $5.3       $5.1      $6.5      $7.3      $8.9    $10.1     $11.8     $13.1     $14.1      $15.1     $16.4     $17.1     $17.7

    Global Home Loans
    -----------------
        GHL Subservicing Volume
    (billions)                                $88        $92       $96       $92       $91      $93       $97       $97       $95        $93       $98      $100      $103

    Workforce Head Count: (7)
        Loan Originations                  15,027     15,507    15,887    16,351    17,074   17,941    18,575    19,780    20,903     20,447    19,251    18,968    18,812
        Loan Servicing                      5,036      5,154     5,217     5,350     5,555    5,774     5,821     5,874     6,003      6,002     6,111     6,087     6,098
        Loan Closing Services               1,038      1,042     1,042     1,023     1,032    1,052     1,072     1,090     1,115      1,065       956       955       952
        Insurance                           1,672      1,625     1,699     1,682     1,694    1,713     1,740     1,738     1,819      1,851     1,904     1,882     1,856
        Capital Markets                       364        369       376       381       388      391       402       420       429        440       452       470       476
        Global Operations                   1,356      2,171     2,177     2,169     2,120    2,069     1,999     1,928     1,898      1,897     1,962     1,965     1,997
        Banking                               546        554       663       680       749      779       775       822       876        808       804       787       810
        Corporate Overhead & Other          2,837      2,850     2,812     2,844     2,927    2,990     3,038     3,126     3,270      3,238     3,309     3,282     3,282
                                         --------- ---------- --------- --------- --------- -------- --------- --------- --------- ---------- --------- --------- ---------
                                           27,876     29,272    29,873    30,480    31,539   32,709    33,422    34,778    36,313     35,748    34,749    34,396    34,283
                                         ========= ========== ========= ========= ========= ======== ========= ========= ========= ========== ========= ========= =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.